SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) October 26, 2001

INKTOMI CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-24339	94-3238130

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4100 East Third Avenue, Foster City, California 94404

(Address of principal executive offices)

650-653-2800

(Registrant’s telephone number, including area code)

Item 5. Other Events
Item 7. Exhibits
SIGNATURES
Index of Exhibits
Exhibit 10.33a
Exhibit 99.1
Exhibit 99.2
Exhibit 99.3

Item 5. Other Events

     The purpose of this Current Report on Form 8-K is to update various disclosure items in the filings made by Inktomi Corporation under the Securities Exchange Act of 1934.

A. Inktomi Business and Business Strategy

     Inktomi Corporation is a leading provider of scalable network infrastructure software. Inktomi develops, markets, licenses and supports a range of network infrastructure applications that enhance the performance and intelligence of large-scale networks, enabling enterprises and network service providers to publish, distribute, manage and retrieve content quickly and efficiently.

     Historically, sales to the Internet service provider market have comprised a substantial portion of our revenues. Since the introduction of our first network products in 1998, Internet portals, Internet service providers, content distribution networks and hosting providers have been an important and consistent customer base. We expect to continue to support and sell new products to this market and to pursue new service provider customers, particularly in the Asia-Pacific region, and we expect that revenues from these markets will continue to account for a significant percentage of our revenues.

     In response to the changing market environment for service providers in North America and Europe, we have recently refocused our business and sales strategies to provide our network products and search solutions to the enterprise market. Through acquisitions and internal development, we have created a portfolio of network infrastructure software products to address the content and information management and distribution requirements of large enterprises. In July 2001, we introduced several new products designed to further our enterprise software strategy and to provide enhanced solutions to our service provider customers. These products include Inktomi Media Publisher, Inktomi Traffic Core, Inktomi Traffic Edge, and Inktomi Traffic Controller.

     Our products such as Inktomi Enterprise Search and Inktomi Media Publisher can be purchased individually as low-cost, easily deployed solutions. In addition, Inktomi products are available through our OEM partners, who offer server-based appliances that embed our caching and streaming media products. For organizations with more complex requirements, we offer comprehensive end-to-end software solutions tailored to the requirements of the enterprise.

     We have also reorganized our sales organizations and modified our sales strategies in response to our changing business focus. We are actively marketing our infrastructure software solutions to new enterprise accounts as well as to our installed base of enterprise customers that have licensed Inktomi Enterprise Search and Inktomi Media Publisher. We have focused our sales force on establishing new relationships by offering our low-cost, high value applications as an entry point into the enterprise and then leveraging those relationships to offer our more comprehensive infrastructure applications and architecture. Finally, we recently combined our separate product sales forces for content networking and enterprise search into one, integrated sales force in which each salesperson is responsible for marketing and selling our complete product line.

     We believe that to market to a large number of enterprises, we will also need to access the existing enterprise relationships of our OEM partners though their substantial direct sales forces and distributor relationships. To date, we have entered OEM distribution agreements with Dell Computer Corporation, Compaq Computer Corporation, F5 Networks Corporation, Hewlett-Packard Company, and the 3Com Corporation. These distribution partners market and sell servers pre-loaded with our network caching and streaming media technologies.

     Compared with the service provider market, the enterprise market is in a relatively early stage with respect to its implementation of network infrastructure products such as those we offer. We cannot predict how the market for our enterprise solutions will develop, and part of our strategic challenge will be to convince enterprise customers of the cost benefits of our products. Our future revenues and revenue growth rates will depend in large part on our success in creating market acceptance of our enterprise solutions.

B. New Product Descriptions

     In July 2001, we announced the introduction of several new products intended to further our enterprise software strategy and provide enhanced and more robust solutions to our service provider customers. These products include the following:

     Inktomi Media Publisher. Acquired through our acquisition of eScene Networks, Inktomi Media Publisher enables enterprises to organize, schedule, personalize and display media content through an on-line catalogue of programs. It leverages Inktomi Search Software, which permits the search and retrieval of online media content.

     Inktomi Traffic Core. Inktomi Traffic Core is a content routing system that manages the flow of Internet protocol based traffic. This product distributes and controls text, graphics, applications, and streaming media to multiple delivery vehicles, including the web, cache, media, and application servers.

     Inktomi Traffic Edge. Inktomi Traffic Edge is an integrated edge delivery system that optimizes the distribution of static and streaming content by storing the content close to end users, thereby resulting in significant bandwidth savings. Working with Inktomi Traffic Core, this software is designed to achieve faster and more reliable content delivery.

     Inktomi Traffic Controller. Inktomi Traffic Controller software aggregates network performance and usage information of web servers, media servers, and caches to provide realtime monitoring and management of network characteristics and performance. It is intended to integrate with Inktomi Traffic Core and Traffic Edge to deliver a comprehensive network management solution for enterprises.

C. Financial Information

     On October 1, 2001, Inktomi announced that it expected to meet the estimates of financial market analysts for the quarter ended September 30, 2001. A copy of the press release is attached hereto as Exhibit 99.1.

     On October 18, 2001, Inktomi announced its financial results for the quarter ended September 30, 2001. A copy of the press release containing certain financial statements is attached hereto as Exhibit 99.2.

     On October 26, 2001, Inktomi announced that it intends to offer its common stock in an underwritten public offering. A copy of the press release announcing the public offering is attached hereto as Exhibit 99.3.

     Inktomi has executed a Second Amendment to the Participation Agreement between it, Wilmington Trust Company, Wilmington Trust FSB, Deutsche Bank AG, New York Branch, Deutsche Bank AG, New York and/or Cayman Islands Branch, and Deutsche Banc Alex. Brown Inc. f/k/a Deutsche Bank Securities, Inc. A copy of the Second Amendment is attached hereto as Exhibit 10.33a.

     The press releases filed as exhibits to this report include certain statements about Inktomi’s business which are “forward-looking” rather than “historic.” These statements are subject to numerous risks that could cause actual results to differ materially from currently anticipated results. The press releases also state that further information on potential factors that may affect Inktomi’s operating results is discussed from time to time in Inktomi’s public reports filed with the Securities and Exchange Commission. In particular, readers are cautioned to review the information under the caption “Factors Affecting Operating Results” in Inktomi’s Annual Report on Form 10-K and its most recent Quarterly Report on Form 10-Q, as filed with the Securities and Exchange Commission. The information contained in their filings under such captions detail some of the risks and uncertainties that could affect Inktomi’s business, financial condition, and results of operations. Notwithstanding any reference to our worldwide website contained in the press releases attached as exhibits to this Current Report on Form 8-K, information contained on our website shall not constitute a part of this report and shall not be deemed incorporated herein.

Item 7. Exhibits

Exhibit No.	Exhibit

10.33a	Second Amendment to Participation Agreement between Inktomi, Wilmington Trust Company, Wilmington Trust FSB, Deutsche Bank AG, New York Branch, Deutsche Bank AG, New York and/or Cayman Islands Branch, and Deutsche Banc Alex. Brown Inc. f/k/a Deutsche Bank Securities, Inc., dated October , 2001
99.1	Press Release dated October 1, 2001 of Inktomi Corporation
99.2	Press Release dated October 18, 2001 of Inktomi Corporation
99.3	Press Release dated October 26, 2001 of Inktomi Corporation

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INKTOMI CORPORATION

Dated: October 26, 2001

	By:	/s/ Jerry M. Kennelly

Jerry M. Kennelly Executive Vice President and Chief Financial Officer

Index of Exhibits

Exhibit No.	Exhibit

10.33a	Second Amendment to Participation Agreement between Inktomi, Wilmington Trust Company, Wilmington Trust FSB, Deutsche Bank AG, New York Branch, Deutsche Bank AG, New York and/or Cayman Islands Branch, and Deutsche Banc Alex. Brown Inc. f/k/a Deutsche Bank Securities, Inc., dated October , 2001
99.1	Press Release dated October 1, 2001 of Inktomi Corporation
99.2	Press Release dated October 18, 2001 of Inktomi Corporation
99.3	Press Release dated October 26, 2001 of Inktomi Corporation